Subsequent event	12 Months Ended
Dec. 31, 2018
Subsequent events [Abstract]
Subsequent events
Subsequent events
ATM Facility
Subsequent to year-end the ATM Facility as described in Note 12a was fully utilized resulting in gross proceeds of $30,000,000 upon the issuance of 4,608,000 common shares at a weighted average price of $6.55. The Company incurred share issue costs of $1,170,000 including a 3% commission of $900,000 paid to the agent and professional and filing fees of $270,000 directly related to the ATM.
Stock Options
Subsequent to year-end, the Company issued 377,000 common shares upon the exercise of 377,000 stock options for proceeds of $1,304,000 and granted 1,365,000 stock options to the officers, directors and employees of the Company at a weighted average price of $6.06 (CA $8.04). In addition, 234,000 stock options were forfeited.
Exercise of derivative warrants related to February 14, 2014 private placement offering
Subsequent to year end, the 1,738,000 derivative warrants outstanding at December 31, 2018 related to the February 14, 2014 private placement offering, were exercised. Certain holders of these Warrants elected the cashless exercise option and the Company issued 687,000 common shares on the cashless exercise of 1,274,000 Warrants. The remaining 464,000 warrants were exercised for cash, at a price of $3.2204 and the Company received cash proceeds of $1,494,000 upon the issuance of 464,000 common shares.
Pursuant to the exercise of these warrants, the Company will transfer $5,919,000 from derivative warrant liabilities to equity (common shares) and record an adjustment of $352,000 through the statement of operations and comprehensive loss related to the change in estimated fair value of derivative warrant liabilities in the first quarter ended March 31, 2019. As a result, the derivative warrant liability of $6,271,000 at December 31, 2018 related to the February 14, 2014 private placement offering has been extinguished upon the exercise of the aforementioned warrants.